                                                                   EXHIBIT 10.54

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          REGISTRATION RIGHTS AGREEMENT, dated as of August 1, 1997 (this ("Agreement"), by and between FOX KIDS WORLDWIDE, INC., a Delaware corporation (the "Company"), LIBERTY MEDIA CORPORATION, a Delaware corporation ("Liberty"), and LIBERTY IFE, INC., a Colorado corporation and a wholly owned subsidiary of Liberty ( "LIFE").

                              W I T N E S S E T H:

          WHEREAS, the Company, Liberty and LIFE are parties to a Contribution and Exchange Agreement, dated as of June 11, 1997 and amended on the date hereof (as so amended, the "Contribution Agreement"), pursuant to which LIFE is to receive on the date hereof, in exchange for certain securities of International Family Entertainment, Inc. owned by LIFE, 345,000 shares of Series A Preferred Stock, par value $.001 per share, of the Company (the "Preferred Stock");

          WHEREAS, pursuant to Section 2.1(b) of the Contribution Agreement, LIFE may receive additional shares of Preferred Stock following the date hereof;

          WHEREAS, the shares of Preferred Stock have not been registered under the Securities Act of 1933, as amended, and are "restricted securities" as that term is defined in Rule 144 under such Act;

          WHEREAS, the Company has agreed to provide Liberty, LIFE and subsequent holders of the Preferred Stock with the registration rights set forth herein;

          WHEREAS, the security to which the registration rights set forth herein apply shall be a security that is a "mirror" of the Preferred Stock, except that the holders of such security shall have no rights or benefits under the Funding Agreement or the Exchange Agreement (as such terms are defined in the Contribution Agreement); and

          WHEREAS, the execution and delivery of this Agreement satisfies the condition precedent to the obligations of Liberty and LIFE to consummate the Contribution set forth in Section 9.8 of the Contribution Agreement.

          NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     SECTION 1.1  Definitions.  The following terms, as used herein, shall have
                  -----------
the following meanings:

          Affiliate:  With respect to any specified Person, any other Person
          ---------
directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Business Day:  Any day other than a Saturday, Sunday or holiday on
          ------------
which banking institutions located in New York, New York are authorized or obligated by law, regulation or executive order to close.

          Closing Price:  As to any shares as of any day, (i) the last sale
          -------------
price (or, if no sale price is reported on that day, the average of the bid and asked prices) on such day of such shares on The Nasdaq Stock Market, or (ii), if the primary trading market for such shares is not The Nasdaq Stock Market, then the closing sale price regular way on such day, or, in case no such sale takes place on such day, the reported closing bid price regular way on such day, in each case on the principal exchange on which such shares are traded, or (iii) if the Closing Price of such shares cannot be determined pursuant to one of the methods specified above, then the average of the bid and asked prices for such shares on such day as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for that purpose.

          Commission:  The Securities and Exchange Commission, or any other
          ----------
federal agency at the time administering the Securities Act and the Exchange
Act.

          Common Stock:  Any one or more classes or series of  common stock of
          ------------
the Company, including, without limitation, the Class A Common Stock, par value $.001 per share, and the Class B Common Stock, par value $.001 per share, of the Company.

          Company:  As defined in the preamble of this Agreement.
          -------

          Contribution Agreement:  As defined in the first recital above.
          ----------------------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, or any
          ------------
successor federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

          Holder:  A registered holder of shares of Preferred Stock.
          ------

          Initiating Holders:  As defined in Section 2.1.
          ------------------

          Initiation Date:  As defined in Section 2.1.
          ---------------

          IPO:  The initial public offering and sale by the Company of shares of
          ---
one or more classes or series of Common Stock for its own account in an underwritten offering pursuant to a registration statement on Form S-1 (or any successor or similar form) filed under the Securities Act and declared effective by the Commission.

          Liquidation Price:  As defined in Section 4 of the Certificate of
          -----------------
Designations for the Preferred Stock for purposes of determining the amount payable to holders of Preferred Stock upon a liquidation, dissolution or winding up of the Company.

          Participating Holders:  Those Holders (including Initiating Holders)
          ---------------------
that participate in a particular registration of Registrable Shares by the Company pursuant to the provisions of this Agreement.

          Person:  An individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          Prospectus:  The prospectus included in the Registration Statement as
          ----------
of the date it becomes effective under the Securities Act and, in the case of references to the Prospectus as of a date subsequent to the effective date of the Registration Statement, as amended or supplemented as of such date, including all documents incorporated by reference therein, as amended, and each prospectus supplement relating to the offering and sale of any of the Registrable Shares.

          Public Float Requirement:  The Company shall be deemed to have met the
          -------------------------
Public Float Requirement if, as of any date of determination,  the product of
(i) the number of shares of Common Stock issued in transactions registered under Section 5 of the Securities Act and outstanding as of such date of determination and (ii) the Closing Price of such shares, as of such date of determination, equals not less than $50 million.

          Qualifying Preferred Stock:  Shares of preferred stock of the Company
          --------------------------
issued to a Holder pursuant to Section 2.8 hereof in exchange for an equal number of shares of Preferred Stock.

          Registrable Shares:  Shares of  Qualifying Preferred Stock and any
          ------------------
other shares of capital stock of the Company issued in respect of the Preferred Stock or the Qualifying Preferred Stock as a result of stock splits, stock dividends, reclassification, recapitalizations, mergers, consolidations or similar events. Any Registrable Share will cease to be a Registrable Share when a registration statement covering such Registrable Share has been declared effective by the Commission and such registration statement has remained effective for the period specified in Section 3.1(iii) of this Agreement.

          Registration Expenses:  All expenses incident to the Company's
          ---------------------
performance of or compliance with this Agreement, including, without limitation,
(i) all Commission and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of Registrable Shares), (iii) printing expenses, messenger and delivery expenses, (iv) fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any annual audit, special audit, if necessary, and "cold comfort" letters required by or incident to such performance and compliance), (v) the reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities (other than underwriting discounts and commissions) and (vi) the reasonable fees and expenses of any special experts or other persons retained by the Company; provided, however, the term "Registration Expenses" shall not include, and the Company shall not be responsible for, (x) any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Shares or (y) the fees and disbursements of Special Counsel or any other counsel retained by or for the benefit of any Holder.

          Registration Statement:  A registration statement of the Company which
          -----------------------
covers any Registrable Shares pursuant to the provisions of this Agreement, and all amendments to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          Requisite Amount of Shares:   Shares of  Preferred Stock owned by
          --------------------------
Initiating Holders, or shares of Qualifying Preferred Stock exchangeable therefor, with an aggregate Liquidation Price of at least $100 million.

          Securities Act:  The Securities Act of 1933, as amended, or any
          --------------
successor federal statute, and the rules and regulations of the Commission promulgated thereunder, as they each may, from time to time, be in effect.

          Special Counsel:  Special securities counsel selected by the
          ---------------
Initiating Holders to represent the interests of all Participating Holders with respect to a particular registration.

     SECTION 1.2  Interpretation.  When a reference is made in this Agreement to
                  --------------
a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the word "including" is used in this Agreement, it shall be deemed to be followed by the words "without limitation". The use of any gender herein shall be deemed to be or include the other genders and the use of the singular herein shall be deemed to be or include the plural (and vice
                                                                     ----
versa), wherever appropriate. Unless otherwise expressly provided or unless the
-----
context clearly indicates otherwise, as of any particular time each defined term used in this Agreement which consists of any particular Persons, securities or other items or particular types of any thereof is intended to include the Persons, securities or other items who or which as of such time are within the scope of such definition, rather than being confined to the Persons, securities or other items who or which are within the scope of such definition on the date hereof.

                                  ARTICLE II

                                 REGISTRATION
                                 ------------

     SECTION 2.1  Demand Registration.  Upon the written request (the "Request")
                  -------------------
of Holder(s) (the "Initiating Holders") that own the Requisite Amount of Shares that the Company effect the registration under the Securities Act of all or part of the Registrable Shares to which such Initiating Holders are entitled pursuant to Section 2.8 below (provided that, if such Request is in respect of less than the maximum number of Registrable Shares that could be issued to such Initiating Holders in exchange for their shares of Preferred Stock, the number of shares requested to be so registered is equal to at least the Requisite Amount of Shares), and specifying the intended method of disposition of such Registrable Shares, the Company will promptly give written notice of the Request to all other Holders (the date of the Company's receipt of the Request being referred to herein as the "Initiation Date"). The Company shall use its reasonable commercial efforts to effect, at the earliest practicable date after the Initiation Date, the registration under the Securities Act of the Registrable Shares which the Company has been so requested to register (i) by the Initiating Holders and (ii) by any other Holders who notify the Company in writing, within 15 days after receiving the Company's notice as hereinabove provided, of their desire to participate in the registration (whose notice shall specify the number of Registrable Shares to be so included and the intended method of disposition), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Shares so to be registered. Notwithstanding the foregoing, the Company shall not be required to effect a registration pursuant to this Section 2.1:

          (A) until 180 days after the IPO and only if, as of the Initiation Date, the Public Float Requirement is met;

          (B) subject to Section 2.3(iii), during the 90-day period after the effectiveness of any registration statement of the Company involving a primary underwritten public offering of shares of Common Stock or securities of the Company that are convertible into or exercisable for shares of Common Stock (or such shorter period as (x) may be agreed to by the managing underwriters for such offering or (y) may be applicable to any other stockholder of the Company that is required to enter into a stand-still agreement in respect of such offering); or

          (C) during the 90-day period after the effectiveness of any registration statement of the Company involving a non-underwritten primary public offering of Common Stock or securities of the Company that are convertible into or exercisable for shares of Common Stock (other than a registration statement on Form S-4 or Form S-8 or any successor or similar form) (or such shorter period as may be agreed to by the Company).

     SECTION 2.2  Number of Demands. The Company shall not be required to
                  -----------------
effect a registration pursuant to Section 2.1 more than twice. Subject to
Section 2.5, a registration requested pursuant to this Section 2.1 will not be deemed to have been effected unless the registration statement relating thereto has become effective and has remained effective for the period set forth in
Section 2.3(iii) (as adjusted pursuant to Section 3.2(iii)). The Company may not include in a registration effected pursuant to Section 2.1 any shares for the account of the Company or for the account of any stockholder other than a Holder. The Company shall not be obligated to register Registrable Shares issuable to a Holder if, in the opinion of the counsel to the Company reasonably acceptable to such Holder, such Holders's proposed method of disposition of such Registrable Shares may be lawfully effected without registering such shares under the Securities Act; provided, however, that the Company shall not have the right to refuse a registration of Registrable Shares otherwise permitted under this Agreement if the proposed method of distribution of such shares is an underwritten public offering.

     SECTION 2.3  Company's Right to Postpone Registration.  (a)  The Company
                  ----------------------------------------
shall be entitled to postpone the filing of a registration statement otherwise required to be prepared and filed by it pursuant to Section 2.1 for a reasonable period of time if, at the time it receives a Request:

          (i) such registration would require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company, or any other information, that, in the opinion of counsel to the Company, is not yet required to be publicly disclosed and that the Board, in good faith, determines would materially interfere with such transaction or negotiations or would otherwise be materially adverse to the Company; provided such postponement is for a period of time that does not exceed the earlier of (x) 180 days from the Initiation Date or
     (ii) the date such non-public information is publicly disclosed by the Company.

         (ii) such registration would interfere, in the good faith judgment of the Board, with bona fide financing, acquisition or disposition plans of the Company or with any other material transaction involving the Company or any of its majority-owned subsidiaries; provided such postponement is for a period of time that does not exceed a period of 180 days from the Initiation Date; or

        (iii) the Company proposes to file a registration statement under the Securities Act for the offering and sale of securities for its own account in an underwritten offering, and the managing underwriter(s) therefor shall advise the Company in writing that in their opinion the filing or effectuation of a registration requested pursuant to Section 2.1 would adversely affect the success of the offering of the securities proposed to be registered for the account of the Company; provided such postponement is for a period of time not to exceed 150 days from the Initiation Date (or such shorter period as (x) may be agreed to by the managing underwriter(s) for such offering or (y) may be applicable to any other stockholder of the Company that is required to enter into a stand-still agreement in respect of such offering).

     (b) If the Company shall postpone the filing of any registration statement requested pursuant to Section 2.1, the holders of a majority of the Registrable Shares requested by the Holders (including the Initiating Holders) to be included in such registration statement shall have the right to withdraw the Request for such registration by giving written notice to the Company within 15 days after the date of the Company's notice of postponement. In such event, the withdrawn Request shall not be counted as a demand for registration for purposes of Section 2.1 or Section 2.2.

     SECTION 2.4  Underwritten Offerings.  If the registration requested by the
                  ----------------------
Initiating Holders pursuant to Section 2.1 is to be an underwritten offering, the Initiating Holders shall have the right to select the manager or co-managers of the offering, provided such manager or co-managers are acceptable to the Company in its sole discretion. Each Holder who subsequently requests that any of his Registrable Shares be included in such registration must sell such Registrable Shares to the underwriters on the same terms and conditions as apply to the Initiating Holders.

     SECTION 2.5    Revocation of Request.   The holders of a majority of the
                    ---------------------
Registrable Shares requested by the Participating Holders to be included in a registration pursuant to Section 2.1 may revoke any Request prior to the effectiveness of the related registration statement, provided that such Request shall, subject to Section 2.3(b), still be counted a demand for registration pursuant to Section 2.1.

     SECTION 2.6  Payment of Registration Expenses.  The Company will pay all
                  --------------------------------
Registration Expenses in connection with the registration of Registrable Shares effected by the Company pursuant to Section 2.1 (including a registration that is revoked in accordance with Section 2.3(b)), and each Participating Holder will pay (i) all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or other disposition of such Holder's Registrable Shares pursuant to such registration and (y) its pro rata share (or such other portion as it shall agree upon with the other Participating Holders) of the fees and disbursements of Special Counsel.

     SECTION 2.7  No Piggyback Rights.  The Holders shall not have the right to
                  -------------------
include any Registrable Shares in any registration statement prepared and filed by the Company for its own account or for the account of any other stockholder(s) of the Company.

     SECTION 2.8  Exchange of Preferred Stock for Qualifying Preferred Stock.
                  ----------------------------------------------------------
The Company shall, immediately prior to the effectiveness of a Registration Statement requested pursuant to Section 2.1, exchange with the Participating Holders, on a one-for-one basis, shares of duly authorized and validly issued Qualifying Preferred Stock for shares of Preferred Stock owned by such holders, such that such Participating Holders shall own, immediately prior to such effectiveness, the number of shares of Qualifying Preferred Stock which have been registered on their behalf pursuant to such Registration Statement. The Qualifying Preferred Stock shall have terms that are identical to the Preferred Stock (including but not limited to a carry-over of any accrued but unpaid dividends on, and the Liquidation Preference (including any cumulated dividends) of, the shares of Preferred Stock exchanged), except that such Qualifying Preferred Stock shall not have any rights under, and shall not in any manner refer to, the Funding Agreement or the Exchange Agreement.

                                  ARTICLE III

                            REGISTRATION PROCEDURES
                            -----------------------

     SECTION 3.1  Company's Obligations with Respect to Registration.  If and
                  ---------------------------------------------------
whenever the Company is required to use its reasonable commercial efforts to effect the registration under the Securities Act of Registrable Shares owned by any of the Holders, the Company shall, as expeditiously as possible:

          (i) prepare and file with the Commission a Registration Statement (on a form for which the Company then qualifies and which shall be available for the sale of Registrable Shares in accordance with the intended methods of disposition thereof), and use its reasonable commercial efforts to cause such Registration Statement to become effective as soon as practicable; provided, however, that before filing a Registration Statement and the related Prospectus or any pre-effective amendments thereto the Company shall afford the Participating Holders, Special Counsel and any managing underwriters and their counsel an opportunity to review copies thereof. The Company shall not file the Registration Statement or any amendments thereto if any of the aforementioned Persons shall reasonably object on a timely basis;

         (ii) notify the Participating Holders, Special Counsel and any managing underwriters and their counsel (A) of the receipt of any comments from the Commission on the Registration Statement prior to its becoming effective, and the Company's responses thereto, and (B) when the Registration Statement becomes effective;

        (iii) promptly prepare and file with the Commission such post-effective amendments to the Registration Statement and supplements to the related Prospectus (or file a Form 8-K or other appropriate report that will be incorporated by reference into the Registration Statement) as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares covered by such Registration Statement until the earlier of such time as all of such Registrable Shares have been disposed of in accordance with the intended methods of disposition thereof as set forth in the Registration Statement or the expiration of 180 days after such Registration Statement first becomes effective; provided, however, that before filing any post-effective amendment to the Registration Statement or supplement to the related Prospectus the Company shall afford the Participating Holders, Special Counsel and any managing underwriters and their counsel an opportunity to review copies thereof. The Company shall not file any such post-effective amendment or supplement if any of the aforementioned Persons shall reasonably object on a timely basis;

         (iv) notify the Participating Holders, Special Counsel and any managing underwriters and their counsel (A) when the filing of a post-effective amendment to the Registration Statement or a supplement to the Prospectus is required, when the same is filed, and in the case of a post-effective amendment, when the same becomes effective, (B) of any request by the Commission or any state securities authority for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information, (C) of the entry of any stop order suspending the effectiveness of the Registration Statement or of the initiation of any proceedings for that purpose, (D) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise that makes any statement made in the Registration Statement or the Prospectus relating thereto untrue in any material respect or that causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (E) of the reasonable determination by the Company that a post-effective amendment to the Registration Statement would be appropriate;

         (v) use commercially reasonable efforts to obtain the withdrawal of any stop order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

        (vi) furnish to the Participating Holders, Special Counsel and any managing underwriters and their counsel a conformed copy of the Registration Statement and of each pre- and post-effective amendment thereto (including, in each case, all amendments thereto), and such number of copies of the final Prospectus and of each supplement thereto as may reasonably be required to facilitate the distribution of Registrable Shares in accordance with the method(s) of distribution described in the Registration Statement;

       (vii) cooperate with the Participating Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold under the Registration Statement not bearing any restrictive legends and in such denominations and registered in such names as the Participating Holders or such managing underwriters may reasonably request at least two Business Days prior to the closing of the sale of such Registrable Shares pursuant to the Registration Statement;

      (viii) make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of the 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statements shall cover said 12-month period;

        (ix) register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as any Participating Holder or any managing underwriters may designate and do any and all other acts and things which may be necessary to enable the Participating Holders or any underwriters to consummate the disposition in such jurisdictions of Registrable Shares in accordance with the intended method of distribution thereof as described in such Registration Statement;

     provided, however, that the Company shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of Registrable Shares covered by such Registration Statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so;

          (x) use reasonable efforts to cause the Registrable Shares covered by the Registration Statement to be listed on the principal exchange or exchanges or qualified for trading on the principal over-the-counter market on which shares of Common Stock are listed or traded at the time of the sale of such Registrable Shares pursuant to the Registration Statement;

         (xi) make available for inspection by Special Counsel and, in the case of an underwritten offering, any managing underwriters and their counsel, such financial and other records, pertinent corporate documents and properties of the Company and its Affiliates (collectively, the "Records") as shall be reasonably necessary to enable the Participating Holders and any such managing underwriters to exercise their due diligence responsibility, and make available the executive officers of the Company and of such Affiliates to respond to questions relevant to such due diligence examination. Records which the Company determines, in good faith, to be confidential shall be subject to the terms of a customary confidentiality agreement to be entered into among the Company, the Participating Holders and any managing underwriters;

        (xii) if the Participating Holders are to effect an underwritten offering of Registrable Shares, the Company shall: (w) enter into such agreements (including underwriting agreements) as are customary in underwritten offerings; (x) obtain opinions of counsel to the Company and updates thereof (which may be in the form of a reliance letter), in form and substance reasonably satisfactory to the managing underwriters, their counsel and Special Counsel and addressed to the underwriters and the Participating Holders, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters, their counsel and Special Counsel (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); and (y) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters, their counsel and Special Counsel from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters and the Participating Holders, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72; and

       (xiii) otherwise comply with applicable rules and regulations of the Commission and use its commercially reasonable efforts to take such other actions as may be required to permit unrestricted sales of Registrable Shares under the Registration Statement in accordance with the intended methods of distribution described therein.

     SECTION 3.2  Holders' Obligations with Respect to Registration.  The
                  -------------------------------------------------
Company's obligations under this Agreement to the Holders shall be conditioned upon the compliance by the Participating Holders with the following in connection with any registration of Registrable Shares pursuant to the provisions of this Agreement:

          (i) the Participating Holders shall cooperate with the Company in connection with the preparation of the Registration Statement and related Prospectus and, for so long as the Company is obligated to keep the Registration Statement effective, the Participating Holders shall provide to the Company, in writing, for use in the Registration Statement and the Prospectus, all information regarding the Participating Holders and such other information as may be reasonably required to enable the Company to prepare the Registration Statement and Prospectus covering the Registrable Shares and to maintain the currency and effectiveness thereof;

         (ii) during such time as the Participating Holders may be engaged in a distribution of the Registrable Shares, the Participating Holders shall comply with all applicable laws, rules and regulations, including, but not limited to, Regulation M promulgated by the Commission under the Exchange Act and pursuant thereto will, among other things: (A) not engage in any stabilization activity in connection with the securities of the Company in contravention of such rules; (B) distribute the Registrable Shares solely in the manner described in the Registration Statement; and (C) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act; and

        (iii) on notice from the Company of the happening of any of the events specified in clauses (A), (B), (C), (D) or (E) of Section 3.1(iv), the Participating Holders shall cease offering or distributing the Registrable Shares until such time as the Company notifies the Participating Holders that offering and distribution of the Registrable Shares may recommence. In the event the Company shall give any such notice, the 180-day period referred to in Section 3.1(iii) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when (x) the Participating Holders have been notified by the Company that offering and distribution of the Registrable Shares may recommence and (y) each Participating Holder (or, in the case of an underwritten offering, the underwriters) has received the copies of the supplemented or amended Prospectus contemplated by Section 3.1 (vi).

     SECTION 3.3  Pro Rata Participation in Certain Underwritten Offerings.  If
                  --------------------------------------------------------
a registration pursuant to Section 2.1 involves an underwritten offering and the managing underwriters shall advise the Participating Holders and the Company in writing that, in their opinion, the number of Registrable Shares proposed to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such shares, including the price at which such shares can be sold, the Company shall include in such registration: First, the Registrable Shares requested to be included in such
               -----
registration by the Initiating Holders (provided that if the number of such Registrable Shares exceeds the number which the Participating Holders and the Company have been advised can be sold without having the adverse effect referred to above, the number of such Registrable Shares included in such registration shall be allocated pro rata among all the Initiating Holders on the basis of the relative number of Registrable Shares each such Initiating Holder has requested to be included in such registration, or on such other basis as all such Initiating Holders shall agree to in writing); and Second, if the number of
                                                    ------
Registrable Shares requested to be included in such registration by the Initiating Holders is less than the number which the Participating Holders and the Company have been advised can be sold in such offering without having the adverse effect referred to above, then there shall be included in such registration a number of Registrable Shares requested to be included therein by the Participating Holders other than the Initiating Holders equal to the number that does not exceed, in combination with the Registrable Shares of the Initiating Holders to be included in such registration, the number of Registrable Shares which the Participating Holders and the Company have been advised can be sold without having the adverse effect referred to above (allocated pro rata among all such Participating Holders other than Initiating Holders on the basis of the relative number of Registrable Shares each such Participating Holder has requested to be included in such registration, or on such other basis as all of such Participating Holders shall agree to in writing).


                                    ARTICLE

                               HOLDBACK AGREEMENT
                               ------------------

          If any registration of Registrable Shares shall be in connection with an underwritten public offering, the Company agrees not to effect any public sale or distribution of any security that is substantially similar to the Preferred Stock or the Qualifying Preferred Stock (it being acknowledged that the Common Stock is not substantially similar to either such security) or of any security convertible into or exchangeable or exercisable for any such substantially similar security (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary of the Company or in connection with an employee stock option or other benefit plan) during the 90-day period beginning on the effective date of the related Registration Statement (unless the underwriters managing such public offering otherwise agree).

                                   ARTICLE V

                                INDEMNIFICATION
                                ---------------

     SECTION 5.1  Indemnification by the Company.  The Company agrees to
                  ------------------------------
indemnify and hold harmless each Participating Holder, and each person, if any, who controls such Participating Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such Participating Holder expressly for use therein; provided, however, that the Company shall not indemnify any Participating Holder or any person who controls any such Participating Holder from any such losses, claims, damages or liabilities alleged by any person who purchased Registrable Shares from such Participating Holder if the untrue statement, omission or allegation thereof upon which such losses, claims, damages or liabilities are based was made in: (i) any preliminary prospectus, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Participating Holder to such person at or prior to the written confirmation of the sale of Registrable Shares to such person, and if the Prospectus (as so amended or supplemented) corrected the untrue statement or omission giving rise to such loss, claim, damage or liability; or (ii) any Prospectus used by such Participating Holder or any person who controls such Participating Holder, after such time as the Company advised such Participating Holder that the filing of a post-effective amendment or supplement thereto was required, except the Prospectus as so amended or supplemented All fees and expenses which are reimbursable pursuant to this Section 5.1 shall be reimbursed as they are incurred.

     SECTION 5.2  Indemnification Mechanics. If any action or proceeding
                  -------------------------
(including any governmental investigation) shall be brought or asserted against any Participating Holder or any person controlling such Participating Holder in respect of which indemnity may be sought from the Company, such Participating Holder or such controlling person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Participating Holder or controlling person and the payment of all expenses. Any omission so to notify the Company shall not, however, relieve the Company from any liability which it may have to any indemnified party otherwise than under this Article V. A Participating Holder or any person controlling a Participating Holder shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be such Participating Holder's expense or the expense of such controlling person unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to such Participating Holder or controlling person in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Participating Holder or such controlling person and the Company and such Participating Holder or such controlling person shall have been advised by counsel to such Participating Holder or such controlling person that there may be a conflict of interest between such Participating Holder or such controlling person and the Company in the conduct of the defense of such action (in which case, if the Participating Holder or such controlling person notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of the Participating Holder or such controlling person), it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (unless the members of such firm are not admitted to practice in a jurisdiction where an action is pending, in which case the Company shall pay the reasonable fees and expenses of one additional firm of attorneys to act as local counsel in such jurisdiction). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Participating Holder and any such controlling person from and against any loss or liability by reason of such settlement or judgment.

     SECTION 5.3  Indemnification by Participating Holders.  The Participating
                  ----------------------------------------
Holders, jointly and severally, agree to indemnify and hold harmless the Company, including its directors and each of its officers, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Participating Holders, but only with respect to information furnished in writing by such Participating Holders expressly for use in the Registration Statement, the related Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or the Company's directors or officers or any such controlling person, in respect of which indemnity may be sought against any Participating Holder, such Participating Holder shall have the rights and duties given to the Company, and the Company or the Company's directors or officers or such controlling person shall have the rights and duties given to such Participating Holder, by Section 5.2.

     SECTION 5.4  Contribution.  (a)  If the indemnification provided for in
                  ------------
this Article V is unavailable to an indemnified party under Section 5.1 or
Section 5.3 in respect of any losses, claims, damages or liabilities referred to therein (other than by reason of such indemnified party's failure to comply with the first sentence of Section 5.2), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Participating Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Participating Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Participating Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 5.2, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          (b) Each of the Company and the Participating Holders agrees that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in
Section 5.4(a). Notwithstanding the provisions of this Section 5.4, no Participating Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares owned by such Participating Holder were offered to the public exceeds the amount of any damages which such Participating Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     SECTION 5.5  Enforceability.   The indemnity and contribution agreements
                  --------------
contained in this Article V shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of any Participating Holders, by or on behalf of any person controlling such Participating Holders or by or on behalf of the Company or (b) any termination of this Agreement.


                                  ARTICLE VI

                                 MISCELLANEOUS
                                 -------------

     SECTION 6.1  No Inconsistent Agreements.  The Company represents and
                  --------------------------
warrants to, and covenants and agrees with, Liberty, LIFE and each subsequent Holder that the Company has not entered into and, on and after the date of this Agreement, will not enter into, any agreement which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any rights granted by the Company to the holders of the Company's issued and outstanding securities other than the Preferred Stock.

     SECTION 6.2  Amendments and Waivers.  The provisions of this Agreement,
                  ----------------------
including the provisions of this Section 6.2, may not be amended, modified or supplemented, and waivers of compliance with the provisions hereof may not be given, unless and until the Company shall have obtained the written consent of Holders of at least 66 2/3% of the Registrable Shares.

     SECTION 6.3  Notices.  (a)  All notices and other communications provided
                  -------
for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at its address as set forth in the register of the Company, or at such other address as may be provided to the Company by a Holder in writing and (ii) if to the Company, to it at c/o News America Publishing Incorporated, 1211 Avenue of the Americas, New York, New York 10036, Attention: Arthur M. Siskind, Esq., Telecopy No.: 212-768-2029, or at such other address as may be provided to the Holders in writing, with a copy to Mel Woods, c/o Fox Kids Worldwide, Inc., 10960 Wilshire Blvd., Los Angeles, California 90024.

          (b) All such notices and communications shall be deemed to have been duly given: (i) if delivered by hand, at the time received; (ii) if mailed, three Business Days after being deposited in the mail, postage prepaid; (iii) if telecopied, when receipt is acknowledged; and (iv) if timely delivered to an air courier guaranteeing overnight delivery, on the next Business Day.

     SECTION 6.4  Successors and Assigns.  (a)  This Agreement shall inure to
                  ----------------------
the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, the successors, assigns and transferees of Liberty and LIFE and each subsequent Holder. If any transferee of Liberty or LIFE or any subsequent Holder shall acquire any shares of Preferred Stock, such shares shall be held subject to all of the terms of this Agreement, and by taking and holding such shares, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

          (b) The Company may not assign its right or delegate its duties under this Agreement to any Person without the prior written consent of Holders of at least 66 2/3% of the Registrable Shares.

     SECTION 6.5  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 6.6  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     SECTION 6.7  Severability.  In the event that any one or more of the
                  ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     SECTION 6.8  Remedies.  The Company acknowledges and agrees that in the
                  --------
event of any breach of this Agreement by it, the Holders would be irreparably harmed and could not be made whole by monetary damages. The Company accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the Holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement in any action brought in any court.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                         FOX KIDS WORLDWIDE, INC.


                                         By: /s/ Jay Itzkowitz
                                             ---------------------------------
                                             Name:
                                             Title:



                                         LIBERTY MEDIA CORPORATION

                                         By: /s/ Robert Bennett
                                             ---------------------------------
                                             Name: Robert R. Bennett
                                             Title: President and CEO


                                         LIBERTY IFE, INC.


                                         By: /s/ Robert Bennett
                                             ---------------------------------
                                             Name: Robert R. Bennett
                                             Title: President and CEO